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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



          Date of Report (Date of earliest event reported) June 1, 2000
                                                          --------------

                         Image Guided Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


    Colorado                       1-12189                       84-1139082
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(State or other                  (Commission                  (I.R.S. Employer
  jurisdiction                   File Number)                Identification No.)
of incorporation)


                5710-B Flatiron Parkway, Boulder, Colorado 80301
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (303) 447-0248
                                                          ----------------


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         (Former name or former address, if changed since last report.)

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Item 5. OTHER EVENTS.

On June 1, 2000, Image Guided Technologies, Inc. (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Stryker Corporation, a Michigan Corporation ("Stryker"), and IGT Acquisition Co., a Colorado corporation and a fully-owned subsidiary of Stryker ("IGT Acquisition"). Upon completion of the transactions contemplated by the Merger Agreement, the Company will become a wholly-owned subsidiary of Stryker.



Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

          2.1 Agreement and Plan of Merger, dated as of June 1, 2000, among Image Guided Technologies, Inc., Stryker Corporation and IGT Acquisition Co.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Image Guided Technologies, Inc.
                                       ----------------------------------
                                       (Registrant)


Dated: June 13, 2000                   By: /s/ Paul L. Ray
                                          -------------------------------
                                          (Signature)
                                          Paul L. Ray, President, Chief
                                          Executive Officer And Chief
                                          Financial Officer